UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2024

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2024, HeartCore Enterprises, Inc. (the “Company”) held its 2024 virtual annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1. Election of Directors

Each of the following six nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Sumitaka Yamamoto	16,009,176	113,465	3,110	1,561,052
Ferdinand Groenewald	15,997,312	125,329	3,110	1,561,052
Kimio Hosaka	16,008,976	113,665	3,110	1,561,052
Heather Neville	16,053,358	69,283	3,110	1,561,052
Prakash Sadasivam	16,008,176	114,465	3,110	1,561,052
Koji Sato	16,053,389	69,252	3,110	1,561,052

2. Approval of Reverse Stock Split Amendment

Stockholders approved the amendment of HeartCore’s certificate of incorporation to effectuate a reverse stock split of HeartCore’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-10, with such ratio to be determined at the sole discretion of the Board, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
17,318,039	348,694	20,070	—

3. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of MaloneBailey, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2023, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
17,653,497	8,645	24,661	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: September 27, 2024	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer